UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
August 17, 2007
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-51562 (COMMISSION FILE NO.)	73-3177794 (IRS EMPLOYER IDENTIFICATION NO.)
1701 E. Market Street, Jeffersonville IN 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 17, 2007, American Commercial Lines LLC (“ACL LLC”), Jeffboat LLC (“Jeffboat”) and ACL Transportation Services LLC (“ACLTS” and collectively with ACL LLC and Jeffboat the “Borrowers”), each a wholly owned subsidiary of American Commercial Lines Inc. (the “Company”), entered into the Amendment No. 2 to Credit Agreement, dated as of August 16, 2007 ( “Amendment No. 2”), which amended that certain Credit Agreement, dated as of April 27, 2007, by and among the Borrowers and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and LaSalle Bank National Association as co-documentation agents, and Branch Banking and Trust Company, Fifth Third Bank, National City Bank, PNC Bank National Association, SunTrust Bank, U.S. Bank National Association, and Wachovia Bank, N.A. as syndicate members (the “Credit Agreement”). On August 17, 2007, the Borrowers entered into the Amendment No. 3 to Credit Agreement, dated as of August 17, 2007 ( “Amendment No. 3,” and together with Amendment No. 2, the “Amendments”), which also amended the Credit Agreement. The Amendments were entered in order to facilitate the stock repurchase program described in Item 8.01 below (the “Stock Repurchase Program”).
Copies of the Amendments are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.
ITEM 8.01 OTHER EVENTS.
     On August 14, 2007, the Company issued a press release, announcing that the Company’s Board of Directors approved the Stock Repurchase Program effective immediately. Under the program, the Company is authorized to acquire from time to time up to $150 million in the Company’s outstanding shares of common stock. The repurchases are to be made in open market transactions. The Company completed its previous $200 million stock repurchase program in July of this year, representing approximately 7.8 million shares of its common stock.
A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of August 16, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, and the lenders party thereto.

10.2	Amendment No. 3 to Credit Agreement, dated as of August 17, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, and the lenders party thereto.

99.1	Press release of American Commercial Lines Inc. dated August 14, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Vice President, Legal

Dated: August 23, 2007

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of August 16, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, and the lenders party thereto.

10.2	Amendment No. 3 to Credit Agreement, dated as of August 17, 2007, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, and the lenders party thereto.

99.1	Press release of American Commercial Lines Inc. dated August 14, 2007.